COCA-COLA ENTERPRISES INC.	EXHIBIT 99.2
CONTACT:	Scott Anthony -- Investor Relations (770) 989-3105
Laura Asman -- Media Relations (770)989-3023

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES INC. REPORTS
THIRD-QUARTER 2002 RESULTS

  Third-quarter 2002 net income per diluted common share was 41 cents, excluding a nonrecurring tax benefit.
  Constant territory physical case volume increased 5 1/2 percent in North America, reflecting the strong success of new brands, highlighted by Vanilla Coke.
  Europe achieved 3 1/2 percent volume growth for the third quarter.
  Company increases full-year 2002 earnings guidance to a range of $1.00 to $1.03 per diluted common share.

ATLANTA, October 16, 2002 -- Coca-Cola Enterprises today reported that third-quarter 2002 net income applicable to common shareowners was $190 million, or 42 cents per diluted common share, including a one-time tax benefit of approximately 1 cent per share. Third-quarter 2002 EBITDA* totaled $704 million, up 18 percent versus comparable** 2001 results. Net income applicable to common shareowners totaled $414 million for the first nine months of 2002, or 91 cents per diluted common share, with EBITDA of $1.88 billion, up 16 percent versus 2001.**

"Our third-quarter results clearly demonstrate that the improving trends in our financial and operating performance are gaining momentum," said Lowry F. Kline, chairman and chief executive officer. "Strong sales performance, tight operating expense controls and favorable cost trends have enabled us to achieve solid operating margin expansion this year. By effectively managing all aspects of our business, we're strengthening our ability to generate consistent, long-term growth and improved returns.

"A key element in our ability to maintain this operating momentum is price improvement in North America, and we are encouraged by the environment for rate improvement that we've seen in recent weeks," Mr. Kline said.

Operating Results

With the benefit of new brands and extensions, such as Vanilla Coke, diet Coke with Lemon, and Minute Maid juice drinks, physical case bottle and can volume increased 5 percent on a comparable basis for the quarter. North American volume increased 5 1/2 percent and volume in Europe increased 3 1/2 percent. Since its June introduction, the Company has sold more than 24 million physical cases of Vanilla Coke in North America.

"Our new brands and brand extensions, highlighted by the performance of Vanilla Coke, are strengthening our appeal with a broader range of consumers than ever before," said John R. Alm, president and chief operating officer. "In every nonalcoholic beverage category -- Coca-Cola trademark brands, flavors, and water -- we are generating solid growth through a combination of powerful brands, excellent local marketing efforts and strong store-by-store execution.

"We've been very successful in meeting three of our four key goals this year: building a pipeline of successful new products, working to achieve favorable cost of goods increases, and keeping tight control over operating expenses," Mr. Alm said. "We're very confident we will make significant progress in the fourth quarter and in 2003 on our fourth goal -- achieving meaningful price realization in North America.

"In Europe, despite difficult weather conditions throughout much of the quarter, we were successful in hurdling growth of more than 12 percent in the same period a year ago. More important, we achieved this growth while also realizing pricing growth of 3 percent," Mr. Alm said. "These balanced European results clearly reflect the benefits of our locally focused operating strategies, an approach that will continue to drive increasing profitability."

Consolidated comparable bottle and can net pricing per case rose 1/2 percent in the third quarter and first nine months on a currency neutral basis. For the same periods, North American bottle and can net pricing per case decreased 1/2 percent and pricing in Europe was up 3 percent. All pricing comparisons exclude the effects of franchisor marketing support.

Total company bottle and can cost of goods sold per case decreased 1 percent for the quarter and 1/2 percent for the first nine months, excluding the effects of currency translations.

Income Taxes

The Company recorded a nonrecurring income tax benefit in the third quarter totaling $4 million or 1 cent per diluted common share. The Company also reduced its full-year effective tax rate to 34 percent based on the current outlook for profits in 2002.

Full-Year 2002 Expectations

North American volume growth for full year 2002 is expected to be more than 3 percent. Management expects 2002 volume growth in Europe to total approximately 4 percent, with consolidated volume up in a range of 3 percent to 4 percent.

The Company expects full-year 2002 EBITDA in the previously announced range of $2.35 billion to $2.4 billion, including the impact of currency translations. Full-year 2002 earnings per diluted common share are now forecast in a range of $1.00 to $1.03. Free cash flow (defined as EBITDA less capital spending, interest expense, cash taxes, and dividends) is expected to exceed $400 million for the full year.

The Company will webcast its third quarter conference call with analysts and investors live over the Internet today at 9:00 a.m. ET. The call can be accessed through the Company's website at www.cokecce.com.

Coca-Cola Enterprises Inc. (NYSE: CCE) is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment. Coca-Cola Enterprises sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.

Forward-Looking Statements

Included in this news release are several forward-looking management comments and other statements that reflect management's current outlook for future periods. As always, these expectations are based on the currently available competitive, financial, and economic data along with the Company's operating plans and are subject to future events and uncertainties. The forward-looking statements in this news release should be read in conjunction with the detailed cautionary statements found on page 48 of the Company's 2001 Annual Report, and on page 28 of the Company's Second-Quarter 2002 Form 10-Q.

# # #

                      COCA-COLA ENTERPRISES INC.
                      KEY OPERATING INFORMATION

                                                            Currency
                                                             Neutral
              Third Quarter 2002                 Change      Change
---------------------------------------------- ----------- -----------
Reported EBITDA                                   26 1/2%        23%
Comparable EBITDA                                     18%        15%
Net Pricing Per Case (Bottle and Can) (a)          2 1/2%       1/2%
Cost of Sales Per Case (Bottle and Can)            1 1/2%        (1)%
Physical Case Bottle and Can Volume (b)
     Consolidated                                      5%
     North America                                 5 1/2%
     Europe                                        3 1/2%
Fountain Gallon Volume                                (1)%
                                                            Currency
                                                             Neutral
               Nine Months 2002                  Change      Change
---------------------------------------------- ----------- -----------

Reported EBITDA                                   24 1/2%    23 1/2%
Comparable EBITDA                                 16 1/2%    15 1/2%
Net Pricing Per Case (Bottle and Can) (a)              1%       1/2%
Cost of Sales Per Case (Bottle and Can)              1/2%      (1/2)%
Physical Case Bottle and Can Volume (b)
     Consolidated                                      4%
     North America                                     4%
     Europe                                            4%
Fountain Gallon Volume                                Flat

    (a) Net pricing per case is calculated as invoice pricing less allowances.

    (b) Volume results have been adjusted to include acquisitions completed in 2001.

                      COCA-COLA ENTERPRISES INC.
                  CONSOLIDATED STATEMENTS OF INCOME
            (Unaudited; In Millions Except Per Share Data)

                                                   Third Quarter
                                             -------------------------
                                              2002    2001  (a) Change
                                             ------- -------    ------
Net Operating Revenues                       $4,549  $4,250        7%
Cost of Sales                                 2,810   2,660        6%
                                             ------- -------
Gross Profit                                  1,739   1,590        9%
Selling, Delivery, and
     Administrative Expenses                  1,298   1,375       (6)%
                                             ------- -------
Operating Income                                441     215      105%
Interest Expense, Net                           166     189
Other Nonoperating Income, Net                    2       1
                                             ------- -------
Income Before Income Taxes                      277      27
Income Tax Expense (b)                           86      22
Income Tax Rate Change (Benefit)                  -      (6)
                                             ------- -------
Net Income                                      191      11
Preferred Stock Dividends                         1       1
                                             ------- -------
Net Income Applicable to
     Common Shareowners                      $  190  $   10
                                             ======= =======
Basic Average Common Shares
     Outstanding                                450     442
                                             ======= =======
Basic Net Income Per Share
     Applicable to Common
     Shareowners (c)                         $ 0.42  $ 0.02
                                             ======= =======
Diluted Average Common Shares
   Outstanding                                  458     449
                                             ======= =======
Diluted Net Income Per Share
     Applicable to Common
     Shareowners (c)                         $ 0.42  $ 0.02
                                             ======= =======
EBITDA Data:
     Operating Income                        $  441  $  215      105%
     Depreciation                               245     228        7%
     Amortization                                18     113      (84)%
                                             ------- -------
EBITDA                                       $  704  $  556       27%
                                             ======= =======

    (a) As described on page 28 of the Company's 2001 Annual Report, approximately $26 million of selling expenses have been
        reclassified as deductions from net operating revenue in
        accordance with EITF 01-09.

    (b) Income tax expense includes a nonrecurring reduction of
        $4 million in 2002.

    (c) Per share data calculated prior to rounding to millions.

                      COCA-COLA ENTERPRISES INC.
                  CONSOLIDATED STATEMENTS OF INCOME
            (Unaudited; In Millions Except Per Share Data)

                                                   Nine Months
                                           ---------------------------
                                             2002     2001  (a) Change
                                           -------- --------    ------
Net Operating Revenues                     $12,639  $11,661        8%
Cost of Sales                                7,794    7,273        7%
                                           -------- --------
Gross Profit                                 4,845    4,388       10%
Selling, Delivery, and
     Administrative Expenses                 3,732    3,879       (4)%
                                           -------- --------
Operating Income                             1,113      509      119%
Interest Expense, Net                          495      568
Other Nonoperating Income, Net                   3        1
                                           -------- --------
Income (Loss) Before Income Taxes and
     Cumulative Effect of Accounting Change    621      (58)
Income Tax Expense (Benefit) (b)               205      (23)
Income Tax Rate Change (Benefit)                 -      (52)
                                           -------- --------
Net Income Before Cumulative Effect of
     Accounting Change                         416       17
Cumulative Effect of Accounting Change           -     (302)
                                           -------- --------
Net Income (Loss)                              416     (285)
Preferred Stock Dividends                        2        3
                                           -------- --------
Net Income (Loss) Applicable to
     Common Shareowners                    $  414   $  (288)
                                           ======== ========
Basic Average Common Shares
     Outstanding                               449      427
                                           ======== ========
Basic Net Income Per Share
     Applicable to Common Shareowners
     Before Cumulative Effect (c)          $  0.92  $  0.03
                                           ======== ========
Basic Net Income (Loss) Per Share
     Applicable to Common Shareowners (c)  $  0.92  $ (0.67)
                                           ======== ========
Diluted Average Common Shares
     Outstanding                               457      435
                                           ======== ========
Diluted Net Income Per Share
     Applicable to Common Shareowners
     Before Cumulative Effect (c)          $  0.91  $  0.03
                                           ======== ========
Diluted Net Income (Loss) Per Share
     Applicable to Common Shareowners (c)  $  0.91  $ (0.67)
                                           ======== ========
EBITDA Data:
     Operating Income                      $ 1,113  $   509      119%
     Depreciation                              711      665        7%
     Amortization                               56      338      (83)%
                                           -------- --------
EBITDA                                     $ 1,880  $ 1,512       24%
                                           ======== ========

    (a) As described on page 28 of the Company's 2001 Annual Report, approximately $72 million of selling expenses have been
        reclassified as deductions from net operating revenue in
        accordance with EITF 01-09.

    (b) Income tax expense includes a nonrecurring reduction of
        $4 million in 2002.

    (c) Per share data calculated prior to rounding to millions.

                      Coca-Cola Enterprises Inc.
 Pro Forma Consolidated Statements of Income Excluding Nonrecurring
                                 Items
                              Unaudited
                 (In millions, except per share data)

                                               Third Quarter
                                      --------------------------------
                                        2002 (a)  2001 (b)(c) Change
                                      -------   -------      ---------
Net Operating Revenues                $4,549    $4,238             7%
Cost of Sales                          2,810     2,660             6%
                                      -------   -------
Gross Profit                           1,739     1,578            10%
Selling, Delivery, and
     Administrative Expenses           1,298     1,224             6%
                                      -------   -------
Operating Income                         441       354            25%
Interest Expense, Net                    166       189
Other Nonoperating Income, Net             2         1
                                      -------   -------
Income Before Income Taxes               277       166
Income Tax Expense                        90        74
                                      -------   -------
Net Income                               187        92
Preferred Stock Dividends                  1         1
                                      -------   -------
Net Income Applicable to
     Common Shareowners               $  186    $   91
                                      =======   =======
Basic Average Common Shares
     Outstanding (d)                     450       445
                                      =======   =======
Basic Net Income Per Share
     Applicable to Common Shareowners
      (d)                             $ 0.41    $ 0.20
                                      =======   =======
Diluted Average Common Shares
     Outstanding (d)                     458       452
                                      =======   =======
Diluted Net Income Per Share
    Applicable to Common Shareowners
     (d)                              $ 0.41    $ 0.20
                                      =======   =======
EBITDA Data:
     Operating Income                 $  441    $  354            25%
     Depreciation                        245       228             7%
     Amortization                         18        15            20%
                                      -------   -------
EBITDA                                $  704    $  597            18%
                                      =======   =======

    Note: This comparable information is provided solely for the purpose of additional analysis of the results of the Company excluding nonrecurring items, including the effects of the change in accounting method adopted as of January 1, 2001 excluding franchise amortization as if FASB Statement 142 was adopted as of January 1, 2001, and reflecting the current business arrangement with The Coca-Cola Company regarding local media expenses, described on page 21 of the Company's
2001 Annual Report, as of January 1, 2001. The presentation is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.

    (a) Third-quarter 2002 results exclude a nonrecurring reduction in income taxes of $4 million.

    (b) Third-quarter 2001 results exclude a nonrecurring reduction in income taxes of $6 million, exclude franchise amortization of
        $98 million and the related income tax effect, exclude
        restructuring and other charges of $41 million, and
        reclassifies approximately $12 million of local media to
        reductions in net operating revenues.

    (c) As described on page 28 of the Company's 2001 Annual Report, approximately $26 million of selling expenses have been
        reclassified as deductions from net operating revenue in
        accordance with EITF 01-09.

    (d) Basic and diluted shares outstanding have been adjusted to reflect the balances that would have been outstanding had the shares issued in connection with the Herb acquisition been outstanding as of July 1, 2001. Per share data calculated
        prior to rounding to millions.

                      Coca-Cola Enterprises Inc.
 Pro Forma Consolidated Statements of Income Excluding Nonrecurring
 Items Adjusted to Include the Herb Acquisition as of January 1, 2001
                              Unaudited
                 (In millions, except per share data)

                                                 Nine Months
                                       -------------------------------
                                         2002 (a)   2001 (b)(c) Change
                                       --------   --------      ------
Net Operating Revenues                 $12,639    $12,080          5%
Cost of Sales                            7,794      7,554          3%
                                       --------   --------
Gross Profit                             4,845      4,526          7%
Selling, Delivery, and
     Administrative Expenses             3,732      3,644          2%
                                       --------   --------
Operating Income                         1,113        882         26%
Interest Expense, Net                      495        598
Other Nonoperating Income, Net               3          1
                                       --------   --------
Income Before Income Taxes                 621        285
Income Tax Expense                         209        103
                                       --------   --------
Net Income                                 412        182
Preferred Stock Dividends                    2          3
                                       --------   --------
Net Income Applicable to
     Common Shareowners                $   410    $   179
                                       ========   ========
Basic Average Common Shares
     Outstanding (d)                       449        444
                                       ========   ========
Basic Net Income Per Share
     Applicable to Common Shareowners
      (d)                              $  0.91    $  0.40
                                       ========   ========
Diluted Average Common Shares
     Outstanding (d)                       457        452
                                       ========   ========
Diluted Net Income Per Share
    Applicable to Common Shareowners
     (d)                               $  0.90    $  0.40
                                       ========   ========
EBITDA Data:
     Operating Income                  $ 1,113    $   882         26%
     Depreciation                          711        688          3%
     Amortization                           56         47         19%
                                       --------   --------
EBITDA                                 $ 1,880    $ 1,617         16%
                                       ========   ========

    Note: This comparable information is provided solely for the purpose of additional analysis of the results of the Company including the results of the Herb acquisition as if acquired on January 1, 2001, excluding nonrecurring items, including the effects of the change in accounting method adopted as of January 1, 2001, excluding franchise amortization as if FASB Statement 142 was adopted as of January 1,
2001, and reflecting the current business arrangement with The
Coca-Cola Company regarding local media expenses, described on page 21 of the Company's 2001 Annual Report, as of January 1, 2001. The
presentation is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.

    (a) The nine month results of 2002 exclude a nonrecurring
        reduction in income taxes of $4 million.

    (b) The nine month results of 2001 exclude the cumulative effect of a change in accounting principle of $302 million, exclude a nonrecurring reduction in income taxes of $52 million, exclude franchise amortization of $293 million and the related income tax effect, exclude $41 million in restructuring and other charges, reclassifies approximately $37 million of local media to reductions in net operating revenues, and include the
        results of the Herb acquisition. The addition of the Herb
        acquisition resulted in an increase in EBITDA of $63 million, an increase in operating income of $39 million, and an
        increase to net income of $14 million.

    (c) As described on page 28 of the Company's 2001 Annual Report, approximately $72 million of selling expenses have been
        reclassified as deductions from net operating revenue in
        accordance with EITF 01-09.

    (d) Basic and diluted shares outstanding have been adjusted to reflect the balances that would have been outstanding had the shares issued in connection with the Herb acquisition been outstanding as of January 1, 2001. Per share data calculated prior to rounding to millions.

                      COCA-COLA ENTERPRISES INC.
          PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In Millions)

                                           September 27, December 31,
                                               2002          2001
                                           ------------- -------------
                                            (Unaudited)
ASSETS
Current
     Cash and cash investments                  $   929       $   284
     Trade accounts receivable, net               1,844         1,540
     Inventories                                    789           690
     Prepaid expenses and other current
      assets                                        357           362
                                           ------------- -------------
          Total Current Assets                    3,919         2,876
Net Property, Plant, and Equipment                6,267         6,206
Goodwill, Franchise Licenses and Other
Noncurrent Assets, Net                           14,991        14,637
                                           ------------- -------------
                                                $25,177       $23,719
                                           ============= =============
LIABILITIES AND SHAREOWNERS' EQUITY
Current
     Accounts payable and accrued expenses      $ 2,961       $ 2,718
     Current portion of long-term debt            1,719         1,804
                                           ------------- -------------
          Total Current Liabilities               4,680         4,522
Long-Term Debt, Less Current Maturities          11,078        10,365
Retirement and Insurance Programs and
    Other Long-Term Obligations                   1,598         1,676
Long-Term Deferred Income Tax Liabilities         4,513         4,336
Shareowners' Equity                               3,308         2,820
                                           ------------- -------------
                                                $25,177       $23,719
                                           ============= =============